                                                                     EXHIBIT 4.3

================================================================================

                         TARRAGON REALTY INVESTORS, INC.

                                       and

                    AMERICAN STOCK TRANSFER AND TRUST COMPANY
                               (Indenture Trustee)

                                    [Form of]
                                    INDENTURE

                     Dated as of _____________________, 2003

                       Authorizing Subordinated Debentures
                                of Several Series
================================================================================

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                                TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS AND INCORPORATION BY REFERENCE........................................................      1

         SECTION 1.1     Definitions........................................................................      1
         SECTION 1.2     Other Definitions..................................................................      3
         SECTION 1.3     Incorporation by Reference of Trust Indenture Act..................................      3
         SECTION 1.4     Rules of Construction..............................................................      4

ARTICLE 2 THE SECURITIES....................................................................................      4

         SECTION 2.1     Description, Form, Dating and Amount of Securities.................................      4
         SECTION 2.2     Execution and Authentication.......................................................      9
         SECTION 2.3     Registrar, Paying Agent and Conversion Agent.......................................      9
         SECTION 2.4     Paying Agent to Hold Money in Trust................................................      9
         SECTION 2.5     Securityholder Lists...............................................................      9
         SECTION 2.6     Transfer and Exchange..............................................................     10
         SECTION 2.7     Replacement Securities.............................................................     10
         SECTION 2.8     Outstanding Securities.............................................................     10
         SECTION 2.9     Treasury Securities................................................................     10
         SECTION 2.10    Temporary Securities...............................................................     10
         SECTION 2.11    Cancellation.......................................................................     11
         SECTION 2.12    Defaulted Interest.................................................................     11

ARTICLE 3 REDEMPTION........................................................................................     11

         SECTION 3.1     Notices to Indenture Trustee.......................................................     11
         SECTION 3.2     Selection of Securities to be Redeemed.............................................     11
         SECTION 3.3     Notice of Redemption...............................................................     11
         SECTION 3.4     Effect of Notice of Redemption.....................................................     12
         SECTION 3.5     Deposit of Redemption Price........................................................     12
         SECTION 3.6     Securities Redeemed in Part........................................................     12

ARTICLE 4 COVENANTS.........................................................................................     13

         SECTION 4.1     Payment for Securities.............................................................     13
         SECTION 4.2     Existence; Qualification as Real Estate Investment Trust...........................     13
         SECTION 4.3     Maintenance of Properties..........................................................     14
         SECTION 4.4     Limitation on Debt.................................................................     14

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
         SECTION 4.5     Payment of Taxes and Other Claims..................................................     14
         SECTION 4.6     Maintenance of Insurance...........................................................     14
         SECTION 4.7     SEC Reports........................................................................     14
         SECTION 4.8     Dividends, Distributions and Acquisitions of Shares of Beneficial Interest........      15
         SECTION 4.9     Compliance Certificate.............................................................     15
         SECTION 4.10    Notice to Indenture Trustee of Default.............................................     15
         SECTION 4.11    Waiver of Usury Laws...............................................................     15

ARTICLE 5 SUCCESSORS........................................................................................     16

         SECTION 5.1     When Company May Merge, Etc........................................................     16
         SECTION 5.2     Successor Substituted..............................................................     16

ARTICLE 6 DEFAULTS AND REMEDIES.............................................................................     16

         SECTION 6.1     Events of Default..................................................................     16
         SECTION 6.2     Acceleration.......................................................................     17
         SECTION 6.3     Other Remedies.....................................................................     18
         SECTION 6.4     Waiver of Past Defaults............................................................     18
         SECTION 6.5     Control by Majority................................................................     18
         SECTION 6.6     Limitation on Suits................................................................     18
         SECTION 6.7     Rights of Holders to Receive Payment...............................................     19
         SECTION 6.8     Collection Suit by Indenture Trustee...............................................     19
         SECTION 6.9     Indenture Trustee May File Proofs of Claim.........................................     19
         SECTION 6.10    Priorities.........................................................................     19
         SECTION 6.11    Undertaking for Costs..............................................................     19

ARTICLE 7 INDENTURE TRUSTEE.................................................................................     20

         SECTION 7.1     Duties of Indenture Trustee........................................................     20
         SECTION 7.2     Rights of Indenture Trustee........................................................     21
         SECTION 7.3     Individual Rights of Indenture Trustee.............................................     21
         SECTION 7.4     Indenture Trustee's Disclaimer.....................................................     21
         SECTION 7.5     Notice of Defaults.................................................................     21
         SECTION 7.6     Reports by Indenture Trustee to Holders............................................     22
         SECTION 7.7     Compensation and Indemnity.........................................................     22
         SECTION 7.8     Replacement of Indenture Trustee...................................................     22
         SECTION 7.9     Successor Indenture Trustee by Merger, Etc.........................................     23
         SECTION 7.10    Eligibility; Disqualification......................................................     23
         SECTION 7.11    Preferential Collection of Claims Against Company..................................     23

ARTICLE 8 DISCHARGE OF INDENTURE ...........................................................................     24

                                       ii

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
         SECTION 8.1     Termination of Obligations.........................................................     24
         SECTION 8.2     Application of Trust Money.........................................................     24
         SECTION 8.3     Repayment to Company...............................................................     24

ARTICLE 9  AMENDMENTS.......................................................................................     25

         SECTION 9.1     Without Consent of Holders.........................................................     25
         SECTION 9.2     With Consent of Holders............................................................     25
         SECTION 9.3     Compliance with Trust Indenture Act................................................     25
         SECTION 9.4     Revocation and Effect of Consents..................................................     26
         SECTION 9.5     Notation On or Exchange Of Securities..............................................     26
         SECTION 9.6     Indenture Trustee Protected........................................................     26

ARTICLE 10 CONVERSION.......................................................................................     26

         SECTION 10.1    Right of Conversion; Conversion Price..............................................     26
         SECTION 10.2    Conversion Procedure...............................................................     27
         SECTION 10.3    Fractional Shares..................................................................     28
         SECTION 10.4    Taxes on Conversion................................................................     28
         SECTION 10.5    Company to Provide Shares..........................................................     28
         SECTION 10.6    Adjustment for Change in Capital Stock.............................................     28
         SECTION 10.7    Adjustment for Future Rights Issue. ...............................................     29
         SECTION 10.8    Adjustment for Other Distributions.................................................     29
         SECTION 10.9    Current Market Price...............................................................     30
         SECTION 10.10   When Adjustment May be Deferred....................................................     30
         SECTION 10.11   When No Adjustment Required........................................................     30
         SECTION 10.12   Notice of Adjustment...............................................................     30
         SECTION 10.13   Voluntary Reduction................................................................     30
         SECTION 10.14   Notice of Certain Transactions.....................................................     31
         SECTION 10.15   Reorganization of Company..........................................................     31
         SECTION 10.16   Company Determination Final........................................................     31
         SECTION 10.17   Indenture Trustee's Disclaimer.....................................................     31

ARTICLE 11 MISCELLANEOUS....................................................................................     32

         SECTION 11.1    Trust Indenture Act Controls.......................................................     32
         SECTION 11.2    Notices............................................................................     32
         SECTION 11.3    Communication by Holders with Other Holders........................................     32
         SECTION 11.4    Certificate and Opinion as to Conditions Precedent.................................     32
         SECTION 11.5    Statements Required in Certificate or Opinion......................................     32
         SECTION 11.6    Rules by Indenture Trustee and Agents..............................................     33

                                       iii

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
         SECTION 11.7    Legal Holidays.....................................................................     33
         SECTION 11.8    No Recourse Against Others.........................................................     33
         SECTION 11.9    Duplicate Originals................................................................     33
         SECTION 11.10   Variable Provisions................................................................     33
         SECTION 11.11   Governing Law......................................................................     34

SIGNATURES..................................................................................................     34

                                       iv

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         INDENTURE dated as of _____________________________, 2003, by and between TARRAGON REALTY INVESTORS, INC., a Nevada Corporation (the "Company" or the "Issuer") and AMERICAN STOCK TRANSFER AND TRUST COMPANY, a corporation ("Indenture Trustee").

                              W I T N E S S E T H :

         WHEREAS, the Company is empowered and authorized to borrow money from time to time for its proper purposes and in the exercise of said power and authority and, to that end, has duly determined upon, authorized and directed the creation of one or more series of Subordinated Debentures (herein sometimes called the "Securities"), at such times, in such amounts, of such series, and in substantially the form hereinafter provided or permitted, and to provide for the authentication and delivery thereof by the Indenture Trustee and to establish the terms and conditions upon which the same are to be issued, the Trust has duly authorized the execution of an agreement in the form of this Indenture; and

         WHEREAS, the Securities and the Indenture Trustee's Certificate of Authentication provided for in the Securities are to be substantially in the form annexed hereto as Exhibit "All and incorporated herein, with appropriate insertions and variations as in this Indenture and in any indenture supplemental hereto provided; and

         WHEREAS, all acts and things necessary to make the Securities when executed by the Company and authenticated and delivered by the Indenture Trustee as in this Indenture provided the valid, legal and binding obligation of the Company in accordance with their terms and to make this Indenture a valid and binding agreement for the purposes and objects herein expressed in accordance with the terms, covenants and agreements in this Indenture set forth have been duly done and performed, and the execution and delivery of the Indenture has been in all respects, duly authorized;

         NOW THEREFORE, in consideration of the premises and of the execution, delivery and acceptance of the Securities from the Company and of the sum of Ten Dollars ($10.00) duly paid by the Indenture Trustee to the Company, the receipt of which is hereby acknowledged, the Company covenants and agrees with the Indenture Trustee for the equal and ratable benefit of all present and future holders of the Securities as follows:

                                    ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.1       Definitions.

                  "Affiliate" means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. "Control" for this definition means the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by a contract or otherwise. The terms "Controlling" and "Controlled" have meanings correlative to the foregoing.

                  "Agent" means any Registrar, Paying Agent, Conversion Agent or co- registrar.

                  "Board of Directors" means the Board of Directors of the Company or any authorized committee of the Board.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter, "Company" shall mean such successor.

                  "Default" means any event which is, or after notice or passage of time would be, an Event of Default.

                  "Exchange Act" means the Securities Act of 1934, as amended.

                  "Holder" or "Securityholder" means a person in whose name a Security is registered.

                  "Indenture" means this Indenture as amended from time to time.

                  "Indenture Trustee" means the party named as such above until a successor replaces it and thereafter means the successor.

                  "Indenture Trustee Officer" means the Chairman of the Board, the President or any other officer or assistant officer of the Indenture Trustee assigned by the Indenture Trustee to administer its corporate trust matters.

                  "Officers' Certificate" means a certificate signed by two Officers, one of whom must be the Chairman, the President, the Treasurer or a Vice President of the Trust. See Sections 11.4 and 11.5.

                  "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Indenture Trustee. The counsel may be an employee of or counsel to the Trust or the Indenture Trustee. See Sections 11.4 and 11.5.

                  "Person" means any individual, corporation, partnership, joint venturer, association, limited liability company, joint stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

                  "Principal" of a debt security means the principal of the security plus the premium, if any, on the security.

                  "Proceeding" means a liquidation, dissolution, bankruptcy, insolvency, reorganization, receivership or similar proceeding under Bankruptcy Law, an assignment for the benefit of creditors, any marshaling of assets or liabilities, or winding up or dissolution, but shall not include any transaction permitted by and made in compliance with Article 5.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities" means the Securities described above issued under this indenture.

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date shown above.

         SECTION 1.2       Other Definitions.

TERM                                                                                                      DEFINED IN SECTION
----------------------------------------------------------------------------------------------------------------------------
"Bankruptcy Law".....................................................................                              6.1

"Common Stock".......................................................................                              4.8

"Conversion Agent"...................................................................                              2.3

"Custodian"..........................................................................                              6.1

"Debt"...............................................................................                              4.4

"Event of Default"...................................................................                              2.1

"Legal Holiday"......................................................................                             11.7

"Officer"............................................................................                            11.10

"Paying Agent".......................................................................                              2.3

"Quoted Price".......................................................................                            11.10

"Registrar"..........................................................................                              2.3

"Shares".............................................................................                              4.8

"U.S. Government Obligations"........................................................                              8.1

         SECTION 1.3 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. Whenever this Indenture incorporates by reference a provision in TIA Sec. 310-318 (a) containing the statement "the indenture to be qualified" followed by the words "shall" or "may," in turn followed (not always immediately) by the words "require," "provide," or "contain," each such provision, including related definitions and rules of construction, is hereby adopted as a provision of this Indenture.

         The following TIA terms used in this Indenture have the following meanings:

         "indenture securities" means the Securities.

         "indenture Securityholder" means a Securityholder.

         "indenture to be qualified" means this Indenture.

         "obligor" on the indenture securities means the Company.

         "trustee or "institutional trustee" means the Indenture Trustee.

         All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings assigned to them.

         SECTION 1.4       Rules of Construction

         (i)      a term has the meaning assigned to it;

         (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles;

         (iii)    "or" is not exclusive;

         (iv) words in the singular include the plural and in the plural include the singular; and

         (v)      provisions apply to successive events and transactions.

                                    ARTICLE 2

                                 THE SECURITIES

         SECTION 2.1 Description, Form, Dating and Amount of Securities. The aggregate principal amount of Securities which may be authenticated and delivered under the Indenture is not limited except as hereinafter provided or as may be limited by applicable federal and state laws now or hereafter enacted. The power of the Company to issue Securities shall not be exhausted by any issue but may be exercised from time to time whenever Securities may be authenticated and delivered in accordance with the provisions of this Indenture. The securities issuable under the Indenture may be issued in one or more series as provided herein or as may from time to time be authorized by the Board of Directors.

         The Securities of all series shall be numbered and entitled generally as the "Subordinated Debentures" of the Company. With respect to the Securities of any particular series, the Company may add to or incorporate in the general title to such Securities, the aggregate maximum rate of interest borne by the Securities of such series, the maturity date or dates thereof and/or any other words, letters or figures descriptive thereof or distinctive of such series as may be determined by resolution of the Board of Directors.

         The Securities of each series shall be substantially of the form of Exhibit "A," which is part of this Indenture with such omissions, variations and insertions as are permitted by the terms of the Indenture and may have such letters, numbers or other marks or identification or designation and such legends or endorsements printed, lithographed or engraved thereon to conform to usage in respect thereof or as may, consistently with the provisions hereof, be determined by resolution of the Board of Directors. Each series of Securities hereafter created shall be created by an indenture supplemental to the Indenture authorized by resolution of the Board of Directors, which supplemental indenture shall establish the specific form of the Securities of such series.

         The Securities of each series shall bear such date or dates, shall be payable at such place or places, shall mature on such date or dates, shall bear interest at such rates, payable in such installments and on such dates, and may be redeemed before maturity at such price or prices and upon such terms and conditions, and may, but need not, include share purchase warrants exercisable in such manner and at such times and prices, all as shall be fixed and determined as aforesaid and appropriately expressed in the Securities of such series. The Company may, at the time of the creation of any particular series of Securities or at any time thereafter, make, and the Securities of such series may, but need not, contain:

                  (a) provisions for the payment of principal or interest or both without deduction for taxes or for reimbursement of taxes in case of payment thereof by the holders;

                  (b) provisions for the exchange or conversion of the Securities of such series for or into new Securities issuable under the Indenture of a different series and/or shares of beneficial interest of the Trust;

                  (c)      provisions for a sinking or other analogous fund;

                  (d) provisions limiting the aggregate principal amount of the Securities of any series;

                  (e) limitations with respect to the issuance of additional Securities under the Indenture or otherwise limiting or restricting the rights of the Trust under the Indenture or the conduct of its business and affairs; and/or

                  (f) any other provisions not in conflict with the provisions of this Indenture.

         Securities of any particular series shall be identical except that they may be of different dates and denominations.

         Definitive Securities shall, at the option of the Company, be fully engraved or shall be printed or lithographed within steel engraved or lithographed borders.

         All Securities shall be issued as registered without coupons. Unless otherwise provided in the supplemental indenture creating a particular series of Securities, all Securities shall be issued in the denominations of $100, $1,000, any multiple of $1,000 approved by the Company or any other even dollar amount in excess of $100 approved by the Company. Securities of each series shall be numbered, consecutively, starting with R-1 and upwards or in such other manner as the Trust may determine with the approval of the Indenture Trustee.

         Subject to the provisions of Section 2.2 hereof, every Security shall be dated as of the date of its authentication by the Indenture Trustee as herein provided or as of such earlier date within the same calendar month as may be specified in the written application of the Company applying for and directing the authentication of such Security, and shall bear interest from the date thereof.

         The executed certificate of authentication of the Indenture Trustee upon any Security executed on behalf of the Company shall be conclusive evidence that the Security so authenticated, when issued, has been duly issued hereunder and is entitled to the benefit of this Indenture. No Security shall be valid or shall become obligatory for any purpose until such Security shall have been authenticated by the execution by the Indenture Trustee of said certificate.

         Upon any transfer or exchange of a Security, the Company at its option may require, as a condition precedent to such transfer or exchange, the payment of a sum sufficient to reimburse it for any stamp tax or any other governmental charge with respect to any transfer involved therein and, in addition thereof, a further sum not in excess of Ten Dollars ($10) for each new Security issued upon any such transfer or exchange. The Company shall not be required to make transfers or exchanges of Securities for a period of ten days next preceding any interest payment date or next preceding any selection of Securities to be redeemed. The Company shall not be required to make transfers or exchanges of any Securities called or being called for redemption except as provided in
Section 3.3 hereof.

         The initial series of Securities shall be designated as "_____ Series A Subordinated Debentures due ________________, _____," shall be limited in aggregate principal amount to $_______________ and shall be issuable from time to time in accordance with the provisions hereof. The Securities of this initial series:

                  (a) shall be designated "___% Series A Subordinated Debentures due ______________________, ______;"

                  (b) shall, unless previously redeemed pursuant to Article Three of the Indenture or declared due and payable pursuant to Article Six of the Indenture, mature on _______________, _____;

                  (c) shall bear interest on the unpaid principal amount thereof from time to time from the date thereof until the Trust's obligation with respect to the payment of the full principal sum thereof shall be fully discharged as provided in the Indenture at the annual rate of ________ percent (_____%), said interest being payable semi-annually on June 30 and December 31 of each year, commencing December 31, 200___ to persons in whose names such Securities are registered at the close of business on the preceding June 15 or December 15, as the case may be (whether or not any such day is a business day);

                  (d) shall be payable both as to principal and interest initially at the office or agency of the Company in such city and state as the Company may prescribe in writing to the Indenture Trustee, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts;

                  (e) shall be issued in denominations of $100, $1,000, any multiple of $1,000 approved by the Trust and initially in such even dollar amount in excess of $100 as may be approved by the Company;

                  (f) shall be redeemable in whole or from time to time in part at the option of the Company in the manner and with the effect provided in Article Three of the Indenture upon payment of the principal amount to be redeemed and all accrued and unpaid interest (whether or not required to be paid) thereon to the date fixed for redemption, but without any premium;

                  (g) shall be convertible into shares of Common Stock of the Company at any time after issuance until 5:00 p.m. local Dallas, Texas time on the ninetieth (90th) calendar day after the date of the issuance but prior to redemption or maturity at an initial conversion price of $______ per share, subject to adjustment as set forth in the Indenture, but no fractional shares will be issued upon conversion and in lieu thereof, the Company will pay a cash adjustment based upon the conversion price;

                  (h)      shall bear appropriate serial numbers; and

                  (i) shall be substantially in the form annexed to this Indenture as Exhibit "A" hereto.

         At any time or from time to time Securities in the principal amount and of the series and maturities specified and designated in the written application of the Company delivered to the Indenture Trustee pursuant to Subdivision A below may be authenticated and delivered by the Indenture Trustee but only upon delivery to the Indenture Trustee of all of the following:

                  A. Except with respect to the initial Securities, in case Securities to be authenticated and delivered are of a series not theretofore created, an indenture supplemental hereto and a written application of the Company applying for and directing the authentication and delivery pursuant to this Section of a specified amount of Securities of a designated series authorized by the resolution provided in Subdivision B below;

                  B. A resolution of the Board of Directors requesting the authentication and delivery pursuant to this Section of said securities; provided, however, that such resolution need not be limited to the particular Securities specified in said application of the Company;

                  C. If for issuance of Securities of series other than the initial series, a certificate of the Company complying with the provisions of Section 11.4 hereof and further stating:

                           (1) that all interest on all outstanding Securities has been paid to a date not more than six months prior to the date of application for authentication of the additional Securities; and

                           (2) that no Event of Default has occurred under the Indenture which has not been remedied.

                  D. An opinion or opinions of counsel complying with the provisions of Section 11.4 hereof and stating that:

                           (1) the instruments which have been or are therewith delivered to the Indenture Trustee conform to the requirements of the Indenture and constitute sufficient authority under the Indenture for the authentication and delivery by the Indenture Trustee of the Securities applied for; and

                           (2) all laws and requirements with respect to the form, execution and delivery by the Company of such supplemental indenture, if any, and the form, execution and delivery by the Company of the Securities then applied for have been complied with; that the Company has the power to execute and deliver such supplemental indenture, if any, and to issue such Securities and has duly taken all action for those purposes; the supplemental indenture, if any, as executed and delivered, and the Securities then applied for, when issued, will be valid, legal and binding obligations of the Company, enforceable in accordance with their terms and the terms of this Indenture except as such enforcement may be limited by bankruptcy, insolvency or other similar laws relating generally to the enforcement of the creditors' rights; and that the Securities then applied for, when issued, will be entitled to the benefits of the Indenture, equally and ratably with all other Securities theretofore issued and then outstanding hereunder;

                  E. The certificate or certificates and other evidence, if any, specified in the opinion of counsel delivered in response to Subdivision D above; and

                  F. An Officers' Certificate complying with the provisions of Section 11.4 hereof.

         Upon compliance with all of the provisions of this Section, the Indenture Trustee shall, subject to the provisions of Section 9.1, authenticate and deliver the Securities so applied for.

         SECTION 2.2 Execution and Authentication. Two officers shall sign the Securities for the Company by manual or facsimile signature.

         If an officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

         A Security shall not be valid until authenticated by the manual signature of the Indenture Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

         The Indenture Trustee shall authenticate securities for original issue up to the aggregate principal amount stated in paragraph 4 of Exhibit "A" upon a written order of the Company signed by two Officers. The aggregate principal amount of Securities outstanding at any time may not exceed the amount except as provided in Sections 2.1 and 2.7.

         The Indenture Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. Except as its authority may be limited by the appointment, an authenticating agent may authenticate Securities whenever the Indenture Trustee may do so. Each reference in this Indenture to authentication by the Indenture Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

         SECTION 2.3 Registrar, Paying Agent and Conversion Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for payment ("Paying Agent"), and an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term "Paying Agent" includes any additional paying agent; the term "Conversion Agent" includes any additional conversion agent. The Company shall notify the Indenture Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to maintain a Registrar, Paying Agent, or Conversion Agent, the Indenture Trustee shall act as such.

         SECTION 2.4 Paying Agent to Hold Money in Trust. The Company shall require each Paying Agent other than the Indenture Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Securityholders of the Indenture Trustee all money held by the Paying Agent for the payment of principal or interest on the Securities, and will notify the Indenture Trustee of any default by the Trust in making any such payment. While any such default continues, the Indenture Trustee may require a Paying Agent to pay all money held by it to the Indenture Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Indenture Trustee. Upon payment over to the Indenture Trustee, the Paying Agent shall have no further liability f or the money. If the Trust acts as Paying Agent, it shall segregate and hold as a separate trust fund all money held by it as Paying Agent.

         SECTION 2.5 Securityholder Lists. The Indenture Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of

Securityholders. If the Indenture Trustee is not the Registrar, the Company shall furnish to the Indenture Trustee on or before each interest payment date and at such other times as the Indenture Trustee may request in writing a list in such form and as of such date as the Indenture Trustee may reasonably require of the names and addresses of Securityholders.

         SECTION 2.6 Transfer and Exchange. When Securities are presented to the Registrar or a co-registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfer and exchanges, the Indenture Trustee shall authenticate securities at the Registrar's request. No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer, registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.10, 3.1, 9.5 or 10.2 not involving any transfer. Neither the Trust nor the Registrar shall be required to register the transfer of any Security if such transfer, in the opinion of the Board of Directors might cause the Company to fail to comply with any requirement necessary for the continued qualification of the Company as a real estate investment trust under any applicable provision of the Internal Revenue Code.

         SECTION 2.7 Replacement Securities. If the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Indenture Trustee shall authenticate a replacement Security if the Indenture Trustee's requirements are met. If required by the Indenture Trustee or the Company, an indemnity bond must be sufficient in the judgment of both to protect the Company, the Indenture Trustee and any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company may charge for its expenses in replacing a security. Every replacement security is an additional obligation of the Company.

         SECTION 2.8 Outstanding Securities. The Securities outstanding at any time are all the Securities authenticated by the Indenture Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding. If a security is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Indenture Trustee receives proof satisfactory to it, or a court holds, that the replaced Security is held by a bona fide purchaser. If Securities are considered paid under
Section 4.1, they cease to be outstanding and interest on them ceases to accrue. A Security does not cease to he outstanding because the Company or an Affiliate holds the Security.

         SECTION 2.9 Treasury Securities. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or an Affiliate shall be disregarded, except that for the purposes of determining whether the Indenture Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Indenture Trustee knows are so owned shall be so disregarded.

         SECTION 2.10 Temporary Securities. Until definitive Securities are ready for delivery, the Company may prepare and the Indenture Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the

Company considers appropriate for temporary securities. Without unreasonable delay, the Company shall prepare and the Indenture Trustee shall authenticate definitive Securities in exchange for temporary Securities.

         SECTION 2.11 Cancellation. The Company at any time may deliver securities to the Indenture Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Indenture Trustee any securities surrendered to them for registration of transfer, exchange, payment or conversion. The Indenture Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, conversion or cancellation and, upon the written direction of the Company, shall destroy canceled Securities and deliver a certificate of such destruction to the Company or shall otherwise dispose of the Securities as the Company directs. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Indenture Trustee for cancellation or that any Securityholder has converted pursuant to
Article 10.

         SECTION 2.12 Defaulted Interest. If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest in any lawful manner. It may pay the defaulted interest, plus any interest payable on the defaulted interest, to the persons who are Securityholders on a subsequent special record date; provided, however, that payments of interest made during the period described in Section 6.1(i) hereof shall be made to the Securityholders on the record date for such interest payment. The Company shall fix the record date and payment date. At least 15 days before the record date the Company shall mail to Securityholders a notice that states the record date, payment date, and amount of interest to be paid.

                                    ARTICLE 3

                                   REDEMPTION

         SECTION 3.1 Notices to Indenture Trustee. If the Company wants to redeem Securities at any time after issuance, the Company shall notify the Indenture Trustee of the redemption date and the principal amount of Securities to be redeemed. The Company will give the notice provided for in this Section at least 30 and not more than 60 days before the redemption date.

         SECTION 3.2 Selection of Securities to be Redeemed. If less than all the Securities are to be redeemed, the Company shall select the Securities to be redeemed in such manner as it deems appropriate. The Indenture Trustee shall make the selection not more than 75 days before the redemption date from Securities outstanding not previously called for redemption. Securities and portions of them it selects shall be in such amounts as have been selected. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. In the case of any redemption required for or determined by the Board of Directors to be prudent to enable the Company to continue to qualify (or to continue to qualify) for federal tax treatment as a real estate investment trust under Section 856 (a)
(6) of the Internal Revenue Code, the Indenture Trustee shall select for redemption those Securities that are specified by the Board of Directors not more than 75 days prior to the redemption date.

         SECTION 3.3 Notice of Redemption. At least 30 days but not more than 60 days before a redemption date, the Trust shall mail a notice of redemption to each Holder whose securities are to be redeemed. The notice shall identify the Securities and the principal amount thereof to be redeemed and shall state:

         (i)      the redemption date;

         (ii)     the redemption price;

         (iii)    the conversion price;

         (iv)     the name and address of the Paying Agent and Conversion Agent;

         (v) that Securities called for redemption may be converted at any time before the close of business on the redemption date, and if not converted prior to the redemption date, the right of conversion will be lost;

         (vi) that Holders who want to convert Securities must satisfy the requirements in paragraph 7 of the securities;

         (vii) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

         (viii) that interest on Securities called for redemption ceases to accrue on and after the redemption date; and

         (ix) if less than all of the Securities are to be redeemed, the identification (and, in the case of partial redemption, the portion of the principal amount) of the particular Securities to be redeemed.

         At the Company's request, the Indenture Trustee shall give the notice of redemption in the Company's name and at its expense.

         SECTION 3.4 Effect of Notice of Redemption. Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date at the redemption price, and on and after such date (unless the Company shall default in the payment of the redemption price) such Securities shall cease to bear interest.

         SECTION 3.5 Deposit of Redemption Price. On or before the redemption date, the Company shall deposit with the Paying Agent money in funds immediately available on the redemption date sufficient to pay the redemption price of accrued interest on all Securities to be redeemed on that date. The Paying Agent shall return to the Company any money not required for that purpose because of conversion of Securities or otherwise.

         SECTION 3.6 Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Indenture Trustee shall authenticate for the Holder, at the expense of the Company, a new Security equal in principal amount to the unredeemed portion of the Security surrendered. if any

Security selected for partial redemption is converted in part, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption.

         SECTION 3.7 Conversion Arrangement on Call for Redemption. In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities by an agreement with one or more investment banking firms or other purchasers to purchase such Securities by paying to the Indenture Trustee in trust for the Securityholders, on or before the close of business on the date fixed for redemption, an amount not less than the applicable redemption price, together with interest accrued to the date fixed for redemption, of such Securities. Notwithstanding anything to the contrary contained in this Article 3, the obligation of the Company to pay the redemption price of such Securities, together with interest accrued to the date fixed for redemption, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, any Securities not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Article 10) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the date fixed for redemption, subject to payment of the above amount as aforesaid. The Indenture Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Securities. without the Indenture Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Indenture Trustee as set forth in this Indenture, and the Company agrees to indemnify the Indenture Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers to which the Indenture Trustee has not consented in writing, including the costs and expenses incurred by the Indenture Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                                    ARTICLE 4

                                    COVENANTS

         SECTION 4.1 Payment for Securities. The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities. Principal and interest shall be considered paid on the date due if the Paying Agent holds on that date money sufficient to pay all principal and interest then due. The Company shall pay interest on overdue principal at the rate borne by the Securities; it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

         SECTION 4.2 Existence; Qualification as Real Estate Investment Trust. Subject to Article 5, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (statutory and other) and franchises; provided, however, that the Company shall not be required to preserve any such right of franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the

Company and that the loss thereof is not disadvantageous in any material respect to the Holders. If the Company desires to do so in the future, the Company will at all times use its best efforts to take all reasonable steps necessary, in the sole judgment of the Company, to qualify as a real estate investment trust as long as a real estate investment trust is accorded substantially the same treatment under the United States income tax laws from time to time in effect as under Section 856-860 of the Internal Revenue Code of 1986, as amended, in effect at the date of this Indenture as originally executed, and so long as (or if) such qualification is deemed by the Company to be in the best interest of the Company and the holders of its securities.

         SECTION 4.3 Maintenance of Properties. The Company will cause all property under its direct custody and operating control to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of, or disposing of, any of such properties if such discontinuance or disposition is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Holders.

         SECTION 4.4 Limitation on Debt. Total borrowings of the Company will not exceed 75% of the total asset value of the portfolio, as determined (without giving effect to the Securities) in the opinion of management, with the approval of a majority of the independent trustees of the Company, at the time of any borrowing. For purposes of this Section, "debt" shall mean all obligations for borrowed money of the Company which in accordance with generally accepted accounting principles shall be classified upon a balance sheet of the Company as liabilities and shall also include any guarantees by the Company for the obligations for borrowed money by others.

         SECTION 4.5 Payment of Taxes and Other Claims. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or property in its direct custody and operating control, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property in its direct custody and operating control; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         SECTION 4.6 Maintenance of Insurance. The Company will maintain insurance with responsible insurance companies on properties in its direct custody and operating control against claims to which it may be exposed to the same extent as is carried by organizations owning similar properties engaged in a similar business and in accordance with good business practice or, in lieu thereof, the Trust will maintain a system of self-insurance which will accord with the practices of such organizations.

         SECTION 4.7 SEC Reports. The Company shall file with the Indenture Trustee within 15 days after it files them with the SEC copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934. The Company also shall comply with the other provisions of TIA Sec. 314 (a). So long as the securities remain outstanding, the Company shall cause its annual reports to shareholders (containing audited financial statements) and any other financial reports furnished by it to the stockholders to be mailed to the holders of the Securities at their addresses appearing in the register of Securities maintained by the Registrar.

         SECTION 4.8 Dividends, Distributions and Acquisitions of Shares of Beneficial Interest. The Company will not (i) declare or pay any dividend other than as the Company determines is required to become or maintain its status as a REIT, or make any distribution to its shareholders (other than dividends) or (ii) purchase, redeem or otherwise acquire or retire for value any of its shares of "Common Stock, par value $0.01 per share" ("Shares"), or any rights or options to purchase or acquire any Shares (other than the Securities and any other convertible indebtedness of the Company that is neither secured indebtedness nor indebtedness subordinated to the Securities), if at the time of such action an Event of Default has occurred and is continuing or would exist immediately after such action.

         SECTION 4.9 Compliance Certificate. The Trust will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year, a written statement signed by the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller or an Assistant Controller of the Company stating, as to each signer thereof, that

         (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and

         (2) to the best of his knowledge, based on such review, the Company has kept, observed, performed and fulfilled in all material respects each and every covenant contained in this Indenture throughout such year, or, if there has been a default in the fulfillment of any such covenant, specifying each such known default and the nature and status thereof. See
                  Section 11.10.

         Such statement shall also set forth any then applicable conversion rate of the Securities.

         SECTION 4.10 Notice to Indenture Trustee of Default. The Company will, so long as any of the Securities are outstanding, deliver to the Indenture Trustee within 10 days of becoming aware of (i) any Default, Event of Default or default in the performance of any covenant, agreement or condition in this Indenture or (ii) any Event of Default under any other mortgage, indenture or instrument as that term is used in Section 6.1(iv), an Officers' Certificate specifying such Default, Event of Default or default.

         SECTION 4.11 Waiver of Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of (premium, if any) or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenant or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law.

                                    ARTICLE 5

                                   SUCCESSORS

         SECTION 5.1 When Company May Merge, Etc. The Company shall not consolidate or merge into, or transfer or lease all or substantially all of its assets to, any person unless:

         (i)      the person is a corporation or a trust;

         (ii) the person assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture, except that it need not assume the obligations of the Company as to the conversion of the Securities if pursuant to Section 10.15 the Company or another person enters into a supplemental indenture obligating it to deliver securities, cash or other assets upon conversion of Securities; and

         (iii) immediately after the transaction no Default or Event of Default exists.

         The surviving transferee or lessee corporation or trust shall be the successor Company, but the predecessor Company in the case of a lease shall not be released from the obligation to pay the principal of and interest on the Securities.

         The Company shall deliver to the Indenture Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture.

         SECTION 5.2 Successor Substituted. Upon any consolidation or merger, or any transfer of all or substantially all of the assets of the Company in accordance with Section 5.1, the successor corporation formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation or trust has been named as the Company herein.

                                    ARTICLE 6

                              DEFAULTS AND REMEDIES

         SECTION 6.1       Events of Default. An "Event of Default" occurs if:

         (i) the Company defaults in the payment of interest on any Security when the same becomes due and payable and the default continues for a period of 30 days;

         (ii) the Company defaults in the payment of the principal of any Security when the same becomes due and payable at maturity, upon redemption or otherwise;

         (iii) the Company fails to comply with any of its other agreements in the Securities or this Indenture and the Default continues for the period and after the notice specified below in this Section;

         (iv) the Company pursuant to or within the meaning of any Bankruptcy Law:

                  (a)      commences a voluntary case,

                  (b) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

         (v) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (a) is for relief against the Company in an involuntary case,

                  (b) appoints a Custodian of the Company or for all or substantially all of its property, or

                  (c)      orders the liquidation of the Company,

and the order or decree remains unstayed and in effect for 60 days.

         The term "Bankruptcy Law" means Title 11, U.S.C., or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

         A Default under clause (iii) (other than Defaults under Section 5.1 or
10.1 which Defaults shall be Events of Default with the notice but without the passage of time specified in this paragraph) is not an Event of Default until the Indenture Trustee or the Holders of at least 25% in principal amount of the Securities notify the Company of the Default and the Company does not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

         SECTION 6.2 Acceleration. If an Event of Default occurs and is continuing, the Indenture Trustee by notice to the Company or the Holders of at least 25% in principal amount of the Securities then outstanding, by notice to the Company and the Indenture Trustee, may declare the principal of and accrued interest on all the Securities to be due and payable. Upon such declaration the principal and interest shall be due and payable immediately. The Holders of a majority in principal amount of the Securities by notice to the Indenture Trustee may rescind any such declaration and its consequences if the rescission would not conflict with any judgment or decree and if all existing

Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of such declaration.

         SECTION 6.3 Other Remedies. If an Event of Default occurs and is continuing, the Indenture Trustee may pursue any available remedy to collect the payment of principal or interest on the securities or to enforce the performance of any provision of the Securities or this Indenture. The Indenture Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Indenture Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

         SECTION 6.4 Waiver of Past Defaults. The Holders of a majority in principal amount of the Securities by notice to the Indenture Trustee may waive an existing Default and its consequences except a Default in the payment of the principal of or interest on any Security or a Default under Article 10. When a Default or an Event of Default is waived, it is cured and ceases.

         SECTION 6.5 Control by Majority. The Holders of a majority in principal amount of the Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on it. However, the Indenture Trustee may refuse to follow any direction that conflicts with law or this Indenture, is unduly prejudicial to the rights of other Securityholders, or would involve the Indenture Trustee in personal liability.

         SECTION 6.6 Limitation on Suits. A Securityholder may pursue a remedy with respect to this Indenture or the Securities only if:

         (i) the Holder gives to the Indenture Trustee notice of a continuing Event of Default;

         (ii) the Holders of at least 25% in principal amount of the Securities make a request to the Indenture Trustee to pursue the remedy;

         (iii) such Holder or Holders offer to the Indenture Trustee indemnity satisfactory to the Indenture Trustee against any loss, liability or expense;

         (iv) the Indenture Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

         (v) during such 60-day period the Holders of a majority in principal amount of the Securities do not give the Indenture Trustee a direction inconsistent with the request.

         A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

         SECTION 6.7 Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder. Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to bring suit for the enforcement of the right to convert the Security shall not be impaired or affected without the consent of the Holder.

         SECTION 6.8 Collection Suit by Indenture Trustee. If an Event of Default specified in section 6.1(i) or (ii) occurs and is continuing, the Indenture Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid on the Securities and interest on overdue principal and interest and such further amount as shall be sufficient to cover the costs and, to the extent lawful, expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

         SECTION 6.9 Indenture Trustee May File Proofs of Claim. The Indenture Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property. Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Holder of the Securities any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Holder of the Securities in any such proceeding.

         SECTION 6.10 Priorities. If the Indenture Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

         First:            to the Indenture Trustee for amounts due under
                           Section 7.7;

         Second: to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

         Third:            to the Company.

         The Indenture Trustee may fix a record date and payment date for any payment to Securityholders.

         SECTION 6.11 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this or in any suit against the Indenture Trustee for any action taken or omitted by it as Indenture Trustee, a court in its discretion may require the filing by any party litigant in the suit of any undertaking to pay the costs of the suit; and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Indenture Trustee, a suit by a Holder pursuant to
Section 6.7, or a suit by Holders of more than 25% in principal amount of Securities.

                                    ARTICLE 7

                                INDENTURE TRUSTEE

         SECTION 7.1       Duties of Indenture Trustee.

         (i) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (ii)     Except during the continuance of an Event of Default:

                  (a) The Indenture Trustee need perform only those duties that are specially set forth in this Indenture and no others.

                  (b) In the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture. However, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (iii) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct except that:

                  (a)      This paragraph does not limit the effect of paragraph
                           (ii) of this Section;

                  (b) The Indenture Trustee shall not be liable for any error of judgment made in good faith by an Indenture Trustee Officer, unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                  (c) The Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

         (iv) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraph (i), (ii) and
                  (iii) of this Section.

         (v) The Indenture Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

         (vi) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree with the Company. Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law.

         SECTION 7.2       Rights of Indenture Trustee.

         (i) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

         (ii) Before the Indenture Trustee acts or refrains from acting, it may require an Officers' Certificate or an opinion of counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Certificate or opinion.

         (iii) The Indenture Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         (iv) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

         SECTION 7.3 Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Indenture Trustee.

         Any Agent may do the same with like rights. However, the Indenture Trustee is subject to Sections 7.10 and 7.11.

         SECTION 7.4 Indenture Trustee's Disclaimer. The Indenture Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Trust's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Indenture or any statements in the Securities other than its authentication.

         SECTION 7.5 Notice of Defaults. If a Default occurs and is continuing and if it is known to the Indenture Trustee, the Indenture Trustee shall mail to Securityholders a notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal or interest on any Security, the Indenture Trustee may withhold the notice if and so long as a committee of Indenture Trustee Officers in good faith determines that withholding the notice is in the interests of Securityholders.

         SECTION 7.6 Reports by Indenture Trustee to Holders. If required by TIA Sec. 313 (a), within 66 days after the reporting date stated in Section 11.10, the Indenture Trustee shall mail to such Securityholders in the manner provided by TIA Sec. 313(c) a brief report dated as of such reporting date that complies with TIA Sec. 313(a). The Indenture Trustee also shall comply with TIA Sec. 313(b)(2). A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange on which the Securities are listed. The Company shall notify the Indenture Trustee when the Securities are listed on any stock exchange.

         SECTION 7.7 Compensation and Indemnity. The Company shall pay to the Indenture Trustee from time to time reasonable compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Trust shall reimburse the Indenture Trustee upon request for all reasonable out-of-pocket expenses of the Indenture Trustee's agents and counsel.

         The Company shall indemnify the Indenture Trustee (in its individual capacity and as Indenture Trustee) and each of its officers, directors, attorneys-in-fact, and agents, and hold each such person harmless against any loss or liability incurred by it, except as set forth in the next paragraph. The Indenture Trustee shall notify the Company promptly of any claim for which it may seek indemnity; provided, however, that any failure to provide such notice shall not relieve the Company of its obligations under this Section. The Company shall defend the claim and the Indenture Trustee shall cooperate in the defense. The Indenture Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Indenture Trustee through negligence or bad faith. To secure the Company's payment obligations in this section, the Indenture Trustee shall have a lien prior to the Securities on all money or property held or collected by the Indenture Trustee, except that held in trust to pay principal and interest on particular Securities. Such lien shall survive the satisfaction and discharge of this Indenture or any rejection or termination of this Indenture under any Bankruptcy Law or the resignation or removal of the Indenture Trustee. When the Indenture Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(v) or (vi) occurs, the expenses and the compensation for the services (including the reasonable charges and expenses of its agents, attorneys, and counsel) shall be preferred over the rights of the Securityholders in any reorganization or similar proceeding and are intended to constitute expenses of administration under any Bankruptcy Law.

         SECTION 7.8 Replacement of Indenture Trustee. A resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee shall become effective only upon the successor Indenture Trustee's acceptance of appointment as provided in this Section. The Indenture Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the Securities may remove the Indenture Trustee by so notifying the Indenture Trustee and the Company. The Company may remove the Indenture Trustee if:

         (i)      the Indenture Trustee fails to comply with Section 7.10;

         (ii)     the Indenture Trustee is adjudged a bankrupt or an insolvent;

         (iii) a receiver or public officer takes charge of the Indenture Trustee or its property; or

         (iv)     the Indenture Trustee becomes incapable of action.

         If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason, the Company shall promptly appoint a successor Indenture Trustee. Within one year after the successor Indenture Trustee takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Indenture Trustee to replace the successor Indenture Trustee appointed by the Company.

         If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Company or the Holders of at least lot in principal amount of Securities may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture Trustee fails to comply with Section 7.10, any Holder who has been a bona fide Holder of a Security for at least six months may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Company. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Securityholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee, subject to the lien provided for in Section 7.7.

         SECTION 7.9 Successor Indenture Trustee by Merger, Etc. If the Indenture Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to another corporation, the successor corporation without any further act shall be the successor Indenture Trustee.

         SECTION 7.10 Eligibility; Disqualification. This Indenture shall always have a Indenture Trustee who satisfies the requirements of TIA Secs. 310(a)(1) and 310(a)(5). The Indenture Trustee shall always have a combined capital and surplus as stated in Section 11.10. The Indenture Trustee is subject to TIA Sec. 310(b). Section 11.10 lists any excluded indenture or trust agreement.

         SECTION 7.11 Preferential Collection of Claims Against Company. The Indenture Trustee is subject to TIA Sec. 311(a), excluding any creditor relationship listed in TIA Sec. 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Sec. 311(a) to the extent indicated.

                                    ARTICLE 8

                             DISCHARGE OF INDENTURE

         SECTION 8.1 Termination of Obligations. The Company may terminate all of its obligations under this Indenture if:

         (i) the Securities mature within one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for giving the notice of redemption; and

         (ii) the Company irrevocably deposits in trust with the Indenture Trustee money or U.S. Government obligations sufficient to pay principal and interest on the Securities to maturity or redemption, as the case may be. The Company may make the deposit only during the one-year period.

However, the Company's obligations in Sections 2.3, 2.4, 2.5, 2.6, 2.7, 4.1, 7.7, 7.8, 8.2 and 8.3 and in Article 10 shall survive until the Securities are no longer outstanding. Thereafter, the Company's obligations in Sections 7.7,
8.2 and 8.3 shall survive. After a deposit the Indenture Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified above. In order to have money available on a payment date to pay principal or interest on the Securities, the U.S. Government obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option. "U.S. Government obligations" means direct, non-callable obligations issued or guaranteed as to payment by the United States of America for the timely payment of which obligation or guarantee the full faith and credit of the United State of America is pledged.

         SECTION 8.2 Application of Trust Money. The Indenture Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.1. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal and interest on the Securities.

         SECTION 8.3 Repayment to Company. The Indenture Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time.

         The Indenture Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest on the Securities that remains unclaimed for two years. After payment to the Company, Securityholders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

                                    ARTICLE 9

                                   AMENDMENTS

         SECTION 9.1 Without Consent of Holders. The Company and the Indenture Trustee may amend or supplement this Indenture or the Securities without the consent of any Securityholder:

         (i)      to cure any ambiguity, defect or inconsistency;

         (ii)     to comply with Section 5.1 and Section 10.15;

         (iii) to provide for uncertificated Securities in addition to certificated Securities;

         (iv) to make any change that does not adversely affect the right of any Securityholder; or

         (v) to provide for the creation of any series of Securities, designating the series to be created and specifying the form and provisions of such Securities as hereinabove provided or permitted.

         SECTION 9.2 With Consent of Holders. The Company and the Indenture Trustee may amend or supplement this Indenture or the Securities with the written consent of the holders of at least a majority in principal amount of Securities. However, without the consent of each Securityholder affected, an amendment under this Section may not:

         (i) reduce the amount of Securities whose Holders must consent to an amendment;

         (ii) reduce the rate of or change the time for payment of interest on any Security;

         (iii) reduce the principal of or change the fixed maturity of any Security;

         (iv) make any Security payable in money other than that stated in the Security;

         (v) make any change in Section 6.4, Section 6.7 or Section 9.2 (second sentence); or

         (vi) make any change that adversely affects the right to convert any Security.

         To secure the consent of the Holders under this Section, it shall not be necessary for the Holders to approve the particular form of any proposed amendment or waiver, rather, it shall be sufficient if such consent approves the substance thereof.

         SECTION 9.3 Compliance with Trust Indenture Act. Promptly after an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing the amendment.

         SECTION 9.4 Revocation and Effect of Consents. Subject to this Indenture, each amendment, waiver or instrument evidencing other action shall become effective in accordance with its terms. Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Indenture Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Securityholder.

         The Company may, but shall not be obligated to, f ix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver. If a record date is fixed, then, notwithstanding the provisions of the immediately preceding paragraph, those persons who were Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consent from. Holders of the principal amount of Securities required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

         SECTION 9.5 Notation On or Exchange Of Securities. The Indenture Trustee may place an appropriate notation about an amendment or waiver on any Security thereafter authenticated. The Company in exchange for all Securities may issue and the Indenture Trustee shall authenticate new Securities that reflect the amendment or waiver.

         SECTION 9.6 Indenture Trustee Protected. The Indenture Trustee need not sign any supplemental indenture that adversely affects its rights.

                                   ARTICLE 10

                                   CONVERSION

         SECTION 10.1 Right of Conversion; Conversion Price. Subject to the provisions of paragraph 7 of the Securities, the Holder of any Security or Securities shall have the right, at his option, at any time after __________________, and before the close of business on _______________________,
(except that, with respect to any Security or portion of a security which shall be called for redemption, such right shall terminate, at the close of business on the date fixed for redemption of such Security or portion of a Security unless the Company shall default in payment due upon redemption thereof), to convert, subject to the terms and provisions of this Article 10, the principal of any such Security or Securities or any portion thereof into Shares of Beneficial Interest of the Company, initially at the conversion price per share of $_____, or, in case an adjustment of such price has taken place pursuant to the provisions of Section 10, then at the price as last adjusted (such price or adjusted price being referred to herein as the "conversion price"), upon surrender of the Security or Securities, the principal of which is so converted, accompanied by written notice of conversion duly executed, to the Company, at any time during usual business hours at the office or agency maintained by it for such purpose, and, if so required by the Conversion Agent or Registrar, accompanied by a written instrument or instruments of transfer in form satisfactory to the Conversion Agent or Registrar duly executed by the Holder or his duly authorized agent in writing. For convenience, the conversion of any portion of the principal of any Security or Securities into the Shares is hereinafter sometimes referred to as the conversion of such Security or Securities. "Shares" means the shares of Common Stock, par value $0.01 per share, of the Company as it exists on the date of this Indenture as originally signed or as it may be constituted from time to time.

         SECTION 10.2 Conversion Procedure. To convert a Security a Holder must satisfy the requirement in paragraph 7 of the Securities. The date on which the Holder satisfies all those requirements is the conversion date. As soon as practical after the date on which such requirements are satisfied, the Company shall deliver through the Conversion Agent a certificate for the number of full Shares issuable upon the conversion and a check for any fractional share pursuant to Section 10.3. The person in whose name the certificate is registered shall be treated as a shareholder of record on and after the conversion date; provided, however, that no such surrender on any date when the Share transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the Shares upon such conversion as the record holder or holders of such Shares on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such Shares as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such Share transfer books are open; such conversion shall be at the conversion price in effect on the date that such Security or Securities shall have been surrendered for conversion, as if the Share transfer books of the Company had not been closed. Upon conversion of any Security which is converted in part only, the Company shall execute and the Indenture Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in principal amount equal to the unconverted portion of such security. No payment or adjustment will be made for accrued interest on a converted Security. Securities having a conversion date which falls during the period from close of business on a record date preceding an interest payment date to the opening of business on such interest payment date shall (unless any such Securities or the portion thereof being converted shall have been called for redemption on a date after such record date and before such interest payment date) also be accompanied by payment of an amount equal to the interest payable on such interest payment date on the principal amount of such Securities then being converted; provided, however, that no such payment need be made if there shall exist, at the conversion date, a default in the payment of interest on the Securities. Holders of Securities who convert securities on an interest payment date will receive the interest payable by the Company on such date and need not include payment in the amount of such interest upon surrender of Securities for conversion.

         If a Holder converts more than one Security at the same time, the number of full shares issuable upon the conversion shall be based on the total principal amount of the Securities converted. Upon surrender of a Security that is converted in part, the Indenture Trustee shall authenticate for the Holder a new security equal in principal amount to the unconverted portion of the Security surrendered. If the last day on which a Security may be converted is a Legal Holiday as defined in Section 10.7 in a place where a Conversion Agent is located, the Security may be surrendered to that Conversion Agent on the next succeeding day that is not a Legal Holiday.

         SECTION 10.3 Fractional Shares. The Company will not issue a fractional Share upon conversion of a Security. Instead the Company will deliver its check for the current market value of the fractional Share. The current market value of a fraction of a Share is determined by multiplying the current market price of a full Share by the fraction, rounded to the nearest cent.

         The current market price of a share is not based on any closing price on any national exchange on the last trading day prior to the conversion date. Due to the absence of such a quotation, the Company shall determine the current market price on the basis of such quotations as it considers appropriate.

         SECTION 10.4 Taxes on Conversion. Upon conversion, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of Shares. However, the Holder shall pay any such tax which is due because the Shares are issued in a name other than the Holder's name.

         SECTION 10.5 Company to Provide Shares. The Company shall reserve out of its authorized but unissued Shares enough Shares to permit the conversion of the Securities. All Shares which may be issued upon conversion of the Securities shall be fully paid and non-assessable. The Company will endeavor to comply with all securities laws regulating the offer and delivery of Shares upon conversion of Securities.

         SECTION 10.6      Adjustment for Change in Capital Stock. If the
Company:

         (i) pays a dividend or makes a distribution on its Shares in Shares;

         (ii) subdivides its outstanding Shares into a greater number of Shares;

         (iii) combines its outstanding Shares into a smaller number of Shares;

         (iv) makes a distribution on its shares in Shares other than Common Stock; or

         (v) issues by reclassification of its Shares any Shares of its Common Stock,

then the conversion privilege and the conversion price in effect immediately prior to such action shall be adjusted so that the holder of a Security thereafter converted may receive the number of Shares of the Company which he would have owned immediately following such action if he had converted the Security immediately prior to such action. The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. If after an adjustment a Holder of a Security upon conversion of it may receive other shares of the Company, the Company shall determine the allocation of the adjusted conversion price among the various shares. After such allocation, the conversion privilege and the conversion price among the various shares shall thereafter be subject to adjustment on terms comparable to those applicable to Shares in this Article.

         The provisions of this Section 10. 6 shall not apply to any Shares or other distribution to the Holders of the Securities made prior to August 1, 2003, in order to effect compliance with the requirements for the Company to qualify for REIT status.

         SECTION 10.7 Adjustment for Future Rights Issue. If the Company distributes after August 1, 2003, any rights or warrants to all holders of its Shares entitling them for a period expiring within 60 days after the record date mentioned below to purchase Shares at a price per share less than the current market price per share on that record date, the conversion price shall be adjusted in accordance with the formula:

                               N x P
                     C' = C x  O + M
                               -----
                               O + M

where:

               C'   =    the adjusted conversion price.

               C    =    the current conversion price.

               O    =    the number of Shares outstanding on the record date.

               N    =    the number of additional Shares offered.

               P    =    the offering price per share of additional Shares.

               M    =    the current market price per share of Shares on the
                         record date.

         The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the rights or warrants.

         SECTION 10.8 Adjustment for Other Distributions. If the Company distributes to all holders of its Shares any of its assets or debt securities or any rights or warrants to purchase securities of the Trust, the conversion price shall be adjusted in accordance with the formula:

                     C' = C x M - F
                              -----
                                M

where

               C'   =    the adjusted conversion price.

               C    =    the current conversion price.

               M    =    the current market price per Share on the record date
                         mentioned below.

               F    =    the fair market value on the record date of the assets,
                         securities, rights or warrants applicable to one Share.
                         The Company shall determine the fair market value.

         The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution.

         This Section does not apply to dividends payable as cumulative cash distributions to all holders of Shares in an amount not in excess of the sum of
(a) the greater of (i) 100% of the real estate investment trust taxable income of the Company (determined without regard to the deduction for dividends paid and excluding capital gains and capital losses), net of applicable taxes computed in accordance with the provisions of the Internal Revenue Code, as amended, and the regulations thereunder, applicable at the time of such computation, or (ii) 100% of cash from operations (defined as net operating income adjusted by adding thereto depreciation claimed) , plus (b) the excess of recognized capital gains over recognized capital losses.

         Also, this Section does not apply to rights or warrants referred to in
Section 10.7.

         SECTION 10.9 Current Market Price. In Sections 10. 7 and 10.8 the current market price per Share on any date is the average of the closing bid prices of the Shares on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") for 20 consecutive trading days commencing 45 trading days before the date in question. In the absence of one or more such quotations, the Company shall determine the current market price on the basis of such quotations as it considers appropriate.

         SECTION 10.10 When Adjustment May be Deferred. No adjustment in the conversion price need be made unless the adjustment would require an increase or decrease of the greater of 1% in the conversion price or $0.25 per Share. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

         SECTION 10.11 When No Adjustment Required. No adjustment need be made for a transaction referred to in Sections 10.6, 10.7 or 10.8 if Securityholders are to participate in the transaction on a basis and with such notice as the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Shares participate in the transaction. No adjustment need be made for rights to purchase Shares pursuant to a Trust plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value, if any, of the Shares. To the extent the Securities become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

         SECTION 10.12 Notice of Adjustment. Whenever the conversion price is adjusted, the Company shall promptly mail to Securityholders a notice of the adjustment. The Company shall file with the Indenture Trustee a certificate from the Company's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct.

         SECTION 10.13 Voluntary Reduction. The Company from time to time may reduce the conversion price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period. Whenever the conversion price is reduced, the Company shall mail to Securityholders a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced conversion price takes effect. The notice shall state the reduced conversion price and the period it will be in effect. A reduction of the conversion price does not change or adjust the conversion price otherwise in effect for purposes of Sections 10.6 through 10.8.

         SECTION 10.14     Notice of Certain Transactions. If:

         (i) the Company takes any action that would require an adjustment in the conversion price pursuant to Sections 10.6, 10.7 or
                  10.8 and if the Company does not let Securityholders participate pursuant to Section 10.11;

         (ii) the Company takes any action that would require a supplemental indenture pursuant to Section 10.15; or

         (iii)    there is a liquidation or dissolution of the Company,

the Company shall mail to Securityholders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

         SECTION 10.15 Reorganization of Company. If the Company is a party to a transaction subject to Section 5.1 or a merger which reclassifies or changes its outstanding Shares, or any reorganization within the meaning of
Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, the person obligated to deliver securities, cash or other assets upon conversion of Securities shall enter into a supplemental indenture. If the issuer of Securities deliverable upon conversion of Securities is an affiliate or the surviving transferee or lessee corporation or trust, that issuer shall join in the supplemental indenture. The supplemental indenture shall provide that the Holder of a Security may convert it solely into the kind and amount of securities, cash or other assets which he would have owned immediately after the reorganization, consolidation, merger, transfer or lease if he had converted the Security immediately before the effective date of the transaction. The supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article. The successor Company shall mail to Securityholders a notice briefly describing the supplemental indenture. If this Section applies, Section 10.6 does not apply.

         SECTION 10.16 Company Determination Final. Any determination that the Company or the Board of Directors must make pursuant to Sections 9.1, 10.3, 10.6, 10.8, 10.9 or 10.11 is conclusive.

         SECTION 10.17 Indenture Trustee's Disclaimer. The Indenture Trustee has no duty to determine when an adjustment under this Article should be made, how it should be made or what it should be. The Indenture Trustee has no duty to determine whether any provisions of a supplemental indenture under Section 10.15 are correct. The Indenture Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Indenture Trustee shall not be responsible for the Company's failure to comply with this Article. Each Conversion Agent other than the Company shall have the same protection under this Section as the Indenture Trustee.

                                   ARTICLE 11

                                  MISCELLANEOUS

         SECTION 11.1 Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

         SECTION 11.2 Notices. Any notice or communication by the Company or the Indenture Trustee to the other is duly given if in writing or by facsimile transmission (confirmed by overnight carrier) and delivered in person or mailed by first-class mail to the other's address stated in Section 11.10. The Company or the Indenture Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications. Any notice or communication to a Securityholder shall be mailed by first-class mail to his address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it. If the Company mails a notice or communication to Securityholders, it shall mail a copy to the Indenture Trustee and each Agent at the same time.

         All other notices or communications shall be in writing.

         SECTION 11.3 Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA Sec. 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Indenture Trustee, the Registrar and anyone else shall have the protection of TIA Sec. 312(c).

         SECTION 11.4 Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Indenture Trustee to take any action under this Indenture, the Company shall furnish to the Indenture
Trustee:

         (i) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

         (ii) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         The author or authors of an Officers' Certificate or an opinion of Counsel may (if so stated) rely, respectively, upon an opinion of counsel as to legal matters and an Officers' Certificate as to factual matters, if such author or authors reasonably and in good faith believe in the accuracy of the document relied upon.

         SECTION 11.5 Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to TIA Sec. 314[a][4]) shall include:

         (i) a statement that the person making such certificate or opinion has read such covenant or condition;

         (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (iii) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (iv) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         SECTION 11.6 Rules by Indenture Trustee and Agents. The Indenture Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Registrar, Paying Agent or Conversion Agent may make reasonable rules and set reasonable requirements for its functions.

         SECTION 11.7 Legal Holidays. A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in the city in which the corporate trust office of the Indenture Trustee is located are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

         SECTION 11.8 No Recourse Against Others. A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

         SECTION 11.9 Duplicate Originals. The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

         SECTION 11.10 Variable Provisions. "Officer" means the Chairman, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

         The Company initially appoints the Indenture Trustee as Paying Agent, Registrar and Conversion Agent.

         The first certificate pursuant to Section 4. 9 shall be for the fiscal year ending on December 31, 2004.

         The reporting date for Section 7.6 is December 31 of each year. The first reporting date is December 31, 2003.

         The Indenture Trustee shall always have a combined capital and surplus of at least $5,000,000 as set forth in its most recent published annual report of condition.

         In Sections 10.3 and 10.9, the "Quoted Price of the Shares of Common Stock" is the last reported closing bid price of the Shares on NASDAQ or its successor, or in the absence of the availability of one or more such quotations, such other quotation as the Company may deem appropriate.

         The Company's address is:

         Tarragon Realty Investors, Inc.
         1775 Broadway, 23rd Floor
         New York, NY 10019
         Facsimile: 212-949-8001

         The Indenture Trustee's address is:

         American Stock Transfer and Trust Company
         59 Maiden Lane, Plaza Level
         New York, NY 10007

         SECTION 11.11 Governing Law. The laws of the State of Texas without giving effect to principles of conflicts of laws shall govern this Indenture and the Securities.

                                   SIGNATURES

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                              TARRAGON REALTY INVESTORS, INC.

                                              By:_______________________________
                                                  William S. Friedman, President

ATTEST:

____________________________________
Kathryn Mansfield, Secretary

                                              AMERICAN STOCK TRANSFER AND TRUST
                                              COMPANY

                                              By:_______________________________
                                                  Authorized Agent

ATTEST:

____________________________________

STATE OF ___________________________ Section

                                     Section

COUNTY OF __________________________ Section

         On this ______ day of _________________________, before me appeared
WILLIAM S. FRIEDMAN, to me personally known, who, after being by me duly sworn, did say that he is the President of TARRAGON REALTY INVESTORS, INC., one of the parties described in and which executed the above instrument, and that said instrument was signed on behalf of said entity by authority of its Board of Directors, and said WILLIAM S. FRIEDMAN acknowledged said instrument to be the free act and deed of said entity.

                                              __________________________________
                                              Notary Public

STATE OF ___________________________ Section

                                     Section

COUNTY OF __________________________ Section

         On this ______ day of _________________________, before me appeared
___________________________________, to me personally known, who, after being by me duly sworn, did say that he is the Executive Vice President of AMERICAN STOCK TRANSFER AND TRUST COMPANY, one of the parties described in and which executed the above instrument, and that said instrument was signed on behalf of said entity by authority of its Board of Directors, and said ________________________ acknowledged said instrument to be the free act and deed of said entity.

                                              __________________________________
                                              Notary Public

                                   EXHIBIT "A"

                         TARRAGON REALTY INVESTORS, INC.

         _______% SERIES _______________ DEBENTURE DUE __________________

         Tarragon Realty Investors, Inc., a Nevada corporation, (hereinafter the "Company" or "Tarragon") for value received, hereby promises to pay to _______________________ or registered assigns on _____________________________, the principal sum of ________________________ Dollars ($_________________) in
coin or currency which, at the time of payment, is under the laws of the United States of America legal tender for the payment of public and private debts, together with interest thereon as set forth below, this instrument (the "Security") having the following terms and conditions:

         1. Interest. Tarragon promises to pay interest on the principal amount of this Security at the rate per annum shown above. Tarragon will pay interest semi-annually on June 30 and December 31 of each year, commencing December 31, 200___. Interest on the Securities will accrue from the most recent date to which interest has been paid, from ___________________, 2003. Interest will be computed on the basis of actual days elapsed in a year consisting of 365, or 366, days, as the case may be.

         2. Method of Payment. Tarragon will pay interest on the securities (except defaulted interest) to the persons who are registered Holders of Securities at the close of business on the record date for the next payment date even though Securities are canceled after the record date for the next payment date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payment. Tarragon will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, Tarragon may pay principal and interest by check payable in such money. It may mail an interest check to a Holder's registered address.

         3. Paying Agent, Registrar, Conversion Agent. Initially, the Indenture Trustee will act as the Paying Agent, Registrar and conversion Agent. Tarragon may change any Paying Agent, Registrar, Conversion Agent or Registrar without notice. Tarragon may act as its own Paying Agent, Registrar and Conversion Agent.

         4. Indenture. Tarragon issued the Securities under an indenture dated as of ____________________, 200___ ("Indenture") between Tarragon and the Indenture Trustee. The terms of the Securities include those stated in the Indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C., S 77aaa-77bbbb) as in effect on the date of the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of such terms. The Securities are unsecured general obligations of the Company limited to $_______________ in aggregate principal amount. This Security is one of a duly authorized issue which is not limited in amount except as provided in this Indenture. Securities of each series shall be identified by the annual interest rate, year of maturity and any other appropriate designation as provided herein or in the supplemental indenture creating the series and shall mature on such date and bear interest of such types and at such rates and shall be redeemable on such basis as shall be fixed by the Company and specified in the Securities of such series prior to their authentication.

         5. Optional Redemption. The Securities are subject to redemption at the sole option of the Company at any time after issuance on at least 30 and not more than 60 days' notice in whole at any time or in part from time to time at loot of their principal amount.

         6. Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at this registered address. On and after the redemption date interest ceases to accrue on securities or portions of Securities called for redemption.

         7. Conversion. A Holder of a Security may convert it into shares of Common Stock, par value $0.01 per share (the "Shares"), of the Company at any time after issuance until 5:00 p.m., local Dallas, Texas time on __________________________, 200____ (the ninetieth calendar day after issuance), but prior to redemption at the conversion price. If the Security is called for redemption, the Holder may convert it at any time before the close of business on the redemption date. The initial conversion price is $_____ per Share, subject to adjustment in certain events. To determine the number of Shares issuable upon conversion of a Security, divide the principal amount to be converted by the conversion price in effect on the conversion date. On conversion, no payment or adjustment for interest will be made. If any Security not called for redemption is converted between a record date for the payment of interest and the next succeeding interest payment date, such Security must be accompanied by funds equal to the interest payable on such interest payment date to the registered Holder on the principal amount so converted. The Company will deliver a check for any fractional share.

         To convert a Security a Holder must (1) complete and sign the conversion notice on the back of the Security, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent, and (4) pay any transfer or similar tax if required. A Holder may only convert a portion (instead of all) of a Security if the portion is $1,000 or a whole multiple of $1,000.

         The conversion price will be adjusted for dividends or distributions on Shares payable in Shares; distributions to all holders of Shares of certain rights to purchase Shares at less than the current market price at the time; distributions to such holders of assets or debt securities of the Company or certain rights to purchase securities of the Company (excluding certain cash dividends or distributions). However, no adjustment need be made if Securityholders may participate in the transaction or in certain other cases, including but not limited to any Shares distribution to the Holders as additional interest in order to effect compliance with REIT qualification requirements. The Company from time to time may voluntarily reduce the conversion price for a period of time.

         If the Company is a party to a consolidation or merger or a transfer or lease of all or substantially all of its assets, the right to convert a Security into Shares may be changed into a right to convert it into securities, cash or other assets of the Company.

         8. Conversion Arrangement on Call for Redemption. Any Securities called for redemption, unless surrendered for conversion before the close of business on the redemption date, may be deemed to be purchased from the Holders of such Securities at an amount not less than the redemption price, together with accrued interest to the redemption date, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Securities from the Holders, to convert them into Shares of the Company and to make payment for such Securities to the Indenture Trustee in trust for such Holders.

         9. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $100, $1,000, whole multiples of $1,000 and, initially, in such even dollar principal amount in excess of $100 as may be required to reflect the distribution evidenced by the Securities. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith; provided, however, a service charge of $10.00 per certificate will be imposed for (i) any exchange or transfer in which the number of Securities in denominations of $1,000 and integral multiples thereof is increased and (ii) fractional transfers. The Registrar need not exchange or register the transfer of any Security selected for redemption in whole or in part. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed. The Board of Directors of the Company in their discretion may refuse, and may direct the Registrar to refuse, to recognize any transfer of Securities that would, or in the determination of the Board of Directors of the Company might cause the Company to fail to comply with any requirement necessary for the qualification of the Company as a REIT under
Section 856(a)(6) of the Internal Revenue Code of 1986, as amended (the "Code").

         10. Persons Deemed Owners. The registered Holder of a Security may be treated as its owners for all purposes.

         11. Merger or Consolidate. The Company may consolidate with, or merge into, or transfer or lease all or substantially all of its assets to any other entity provided that such entity assumes by supplemental indenture all the obligations of the Company under the Securities and the Indenture; and immediately after the transaction no default shall exist.

         12. Amendments and Waivers. Subject to certain exceptions, the Indenture or the Securities may be amended with the consent of the Holders of at least a majority in principal amount of the Securities, and any existing default may be waived with the consent of the Holders of a majority in principal amount of the Securities. Without the consent of any Securityholder, the Indenture or the Securities may be amended to cure any ambiguity, defect or inconsistency, to provide for assumption of Company obligations to Securityholders or to make any change that does not adversely affect the rights of any Securityholder or to provide for other series of securities.

         13. Defaults and Remedies. An Event of Default is: default for 30 days after notice in payment of interest on the Securities; default in payment of principal on them; failure by the Company for 60 days after notice to it to comply with any of its other agreements in the Indenture or the Securities; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Indenture Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Indenture Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Indenture Trustee in its exercise of any trust or power. The Indenture Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Indenture Trustee.

         14. Indenture Trustee Dealings with Tarragon. The Indenture Trustee under the Indenture, or any trust company or banking institution serving as successor Indenture Trustee thereunder, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Indenture Trustee.

         15. Authentication. This Security shall not be valid until authenticated by the manual signature of the Indenture Trustee or an authenticating agent.

         16. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as:

                  TEN COM   -       tenants in common,
                  TEN ENT   -       tenants by the entireties,
                  JT TEN    -       joint tenants with right of survivorship and
                                    not as tenants in common,
                  CUST      -       Custodian, and
                  UGMA      -       Uniform Gift to Minors Act.

         IN WITNESS WHEREOF, TARRAGON REALTY INVESTORS, INC. has caused this Security to be signed by the manual or facsimile signature of its President or one of its Vice Presidents and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

         Dated:_____________________________________________.

                                            TARRAGON REALTY INVESTORS, INC.

                                            By:_________________________________
                                                 William S. Friedman, President

ATTEST:

_________________________________
Kathryn Mansfield, Secretary

         AMERICAN STOCK TRANSFER AND TRUST COMPANY hereby certifies that this is one of the __________% Series ____________________________ Debentures due
___________________________________, 200___ described in the within-mentioned
Indenture.

                                                 AMERICAN STOCK TRANSFER AND
                                                 TRUST COMPANY

                                                 By:____________________________
                                                        Authorized Signature

          ASSIGNMENT FORM                       CONVERSION NOTICE

To assign this Debenture, fill in the       To convert this Debenture into
form below:                                 Shares of Common Stock of the
                                            Company, check the box:
I or we assign and transfer this
Debenture to

                                                         [ ]
       -----------------
       -----------------
                                            If you want the depositary receipt
                                            made out in another person's name,
(Insert assignee's social security or       fill in hte form below.
tax I.D. no.)
                                             --------------------
                                             --------------------
________________________________________

________________________________________    (Insert other person's social
                                            security or tax I.D. no.)
________________________________________
(Print or type assignee's name, address
 and zip code)
                                            ____________________________________

and irrevocably appoint:                    ____________________________________

________________________________________    ____________________________________
                                            (Print or type other person's name,
                                            address and zip code)
________________________, agent to
transfer this Debenture on the books of
the Company. The agent may substitute
another to act for him.

Date:_____________________________          Your Signature:_____________________

________________________________________________________________________________
              (Sign exactly as your name appears on the Debenture)